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                               TERM SHEET PROPOSAL
                   FOR THE ACQUISITION OF SAAB 340 AIRCRAFT BY
                              MESABA AVIATION, INC.


BUYER/SUBLESSEE:    Mesaba Aviation, Inc. ("Mesaba")

SELLER:             Saab Aircraft of America, Inc. ("SAAI")

SUBLESSOR:          Fairbrook Leasing, Inc. ("FLI")

POTENTIAL ASSIGNEE: Northwest Aircraft Inc. ("NAI")

NAI GUARANTOR:      Northwest Airlines, Inc. ("NWA")

FIRM AIRCRAFT:      Thirty (30) new Saab 340BPLUS aircraft ("New Aircraft") and twenty (20) used Saab 340A aircraft ("340A Aircraft")

OPTION AIRCRAFT:    Ten (10) new Saab 340BPLUS aircraft ("Option New Aircraft"), and twelve (12) used Saab 340A aircraft ("Option 340A Aircraft")

                                     SUMMARY

     SAAI proposes to sell thirty (30) New Aircraft to Mesaba, in six (6) "Groups" of five (5) aircraft each. Mesaba will also acquire options for ten
(10) Option New Aircraft, in two (2) Groups of five (5) aircraft each. FLI will provide, and Mesaba will utilize, sublease financing * , Mesaba may elect to purchase the Aircraft from SAAI for a fixed price, and may, at its option, then utilize debt financing to be arranged by FLI.)

     FLI proposes to sublease twenty (20) 340A Aircraft to Mesaba, subject to existing subleases. Mesaba will also acquire options for twelve (12) Option 340A Aircraft.

     Under certain circumstances, Mesaba may assign to NAI its rights to purchase, sublease or debt-finance Aircraft.

                          NEW AIRCRAFT COMMERCIAL TERMS

DOCUMENTATION:         The primary agreement is the Saab 340B Aircraft
                       Acquisition Agreement dated as of March 1, 1996 between
                       Mesaba and SAAI (the "Acquisition Agreement"), as supplemented by ten "Exhibits" and four "Letter
                       Agreements".

SPECIFICATION:         Thirty (30) New Aircraft, built to Saab 340B Type
                       Specification 72PJS0329, Revision D dated August 1995
                       (Exhibit B), with the optional equipment selected by Mesaba and listed in Exhibit C, including active noise system, cold weather kit, leather seat covers,



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supplementary cabin cooling and heating systems, TCAS II and the Universal global positioning system ("GPS").  *

DELIVERY SCHEDULE:     To be determined, based on the provisions of Annex 1.

DELIVERY LOCATION:     Mesaba's facility in either Minneapolis, Minnesota or
                       Detroit, Michigan, as specified by Mesaba for any particular New Aircraft or Option New Aircraft. Mesaba shall indemnify SAAI for any state and local sales and use taxes. Mesaba shall provide positive space travel back to Sweden for three (3) crew members who deliver each Aircraft.

PRICING: The purchase price for each New Aircraft is * . Mesaba will pay SAAI Advance Payments of * per New Aircraft upon the signing of this Term Sheet, and an additional
                       * per New Aircraft upon execution and delivery of the Acquisition Agreement, for a total of * in Advance Payments per New Aircraft and an aggregate Advance Payment for New Aircraft of *.

*

*


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*

*

*


TRAINING:              The training programs for pilots and mechanics *

*




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*


TECH REPS:             Notwithstanding Section 2.a of Exhibit G, SAAI agrees to
                       assign and locate one (1) Field Technical Representative
                       *

*

                       OPTION NEW
AIRCRAFT:              As more fully described in Letter Agreement No. 4, ten
                       (10) new Saab 340BPLUS aircraft built to the same specification as the New Aircraft, with the same optional equipment. The purchase price is *


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                       *

OPTION TERMS:          Mesaba will pay SAAI * Option Fee of * to be paid upon
                       the signing of this Term Sheet and * upon the execution and delivery of the Acquisition Agreement, for an aggregate Option Fee for Option New Aircraft of *.
                       Mesaba must exercise its option to purchase the Option
                       New Aircraft on or before December 31, 1998.  The first
                       Option New Aircraft will be delivered in the month that is nine (9) months after the month following Mesaba's exercise of its option, with the remaining delivery schedule to be mutually agreed, but at a rate not to exceed a total of two (2) Option New Aircraft and Option
                       340A Aircraft per month.  Mesaba must pay SAAI an Advance
                       Payment of * at the time it exercises its option to purchase each Option New Aircraft.

                    NEW AIRCRAFT FINANCING OPTIONS AND TERMS

DOCUMENTATION:         The primary agreement is the Financing Agreement for Saab
                       340A and 340B Aircraft dated as of March 1, 1996 between
                       Mesaba and FLI (the "Financing Agreement"), which is
                       supplemented by seven  Exhibits, among which are the
                       agreed forms of lease and sublease for New Aircraft and
                       Option New Aircraft (each referred to below, for
                       convenience only, as a "Sublease").  The following is a
                       summary of selected elements of the Financing Agreement
                       that apply to New Aircraft and Option New Aircraft:
COMMITMENTS OF
FLI AND MESABA:        FLI shall provide, and Mesaba shall utilize the Sublease
                       financing described more fully in Section 5(a), for all Groups of New Aircraft and Option New Aircraft, unless it notifies FLI * that it elects to purchase the Aircraft in that Group from SAAI as provided in the Acquisition
                       Agreement *



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DEBT FINANCING:        If Mesaba does elect to so purchase a Group, then it may
                       also require FLI to provide or arrange senior secured debt financing or leveraged lease debt financing for all Aircraft in such Group, as more fully described in
                       Section 5(b). *

TERM OF SUBLEASES:     The term of each Sublease will be seventeen (17) years;
                       at FLI s option such term for any Aircraft may be increased by the addition of a stub period of up to three (3) months between its delivery and the commencement of a permanent Sublease.

BASIC RENT:            For New Aircraft, Basic Rent will be *  For Option New
                       Aircraft, Basic Rent shall be *

                          340A SUBLEASE FINANCING TERMS

DOCUMENTATION:         The primary agreement is the Financing Agreement.  The
                       Sublease for each 340A Aircraft and Option 340A Aircraft shall be in the form of Exhibit D to the Financing
                       Agreement, subject to changes (as provided in Section
                       5(a)(v)) required for conformance with the Head Lease in effect with respect to such Aircraft. The following is a summary of selected elements of the Financing Agreement that apply to 340A Aircraft and Option 340A Aircraft:

COMMITMENTS OF
FLI AND MESABA:        As more fully described in Sections 3(a) and 4, FLI shall
                       deliver to Mesaba, and Mesaba shall sublease from FLI, twenty (20) 340A Aircraft, and Mesaba will pay FLI, upon the signing of this Term Sheet, * , for a total of * , in Advance Payments.

SPECIFICATION:         As more fully described in Annex 2 hereto (which
                       supersedes Exhibit C to the draft



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                       Financing Agreement), the 340A Aircraft will be
                       configured with 34 seats, forward galley and aft lavatory, with cold weather kit, leather seat covers, TCAS II and supplementary cabin heating system. (Section 3(d)). *

DELIVERY SCHEDULE:     To be determined, based on the provisions of Annex 1.

DELIVERY LOCATION:     At the facility where each Aircraft has been refurbished
                       or another, mutually agreed location so as to minimize the tax impact of such delivery. Mesaba shall indemnify
                       FLI for any state and local sales or use taxes. Mesaba's pilots shall ferry each Aircraft from the refurbishment facility to the delivery location and then to Mesaba's operations base, but FLI will assist Mesaba by providing pilots for as many as the first three (3) deliveries, until Mesaba has trained sufficient pilots on the Saab
                       340 to reasonably accommodate such delivery flights.

TERM OF SUBLEASES:     At FLI's option, and depending on the remaining term of
                       the applicable Head Lease, the term of each Sublease will be between 72 and 96 months (Section 5(a)(ii)), *

BASIC RENT:            *

OPTION 340A
AIRCRAFT:              As many as twelve (12) Option 340A Aircraft, offered in
                       an initial set of five (5) aircraft ("Group A") and a second set of seven (7) aircraft ("Group B"). The Option
                       340A Aircraft will have the same specification, Sublease term and Basic Rent as the 340A Aircraft. The earliest delivery date for the first Option 340A Aircraft will be in the month after the scheduled delivery month of *



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                       The option to sublease either Group must be exercised no
                       later than December 31, 1998. The option to sublease Group B cannot be exercised unless Mesaba has also exercised its option to acquire all of the Option New Aircraft.


         RIGHTS ASSIGNABLE TO NORTHWEST AIRCRAFT AND NORTHWEST AIRLINES

PURCHASE RIGHTS:       Mesaba shall have the right to assign to NAI its right to
                       purchase New Aircraft and Option New Aircraft under the
                       Acquisition Agreement (as limited by the provisions of Letter Agreement No. 3, Paragraph 1).

NEW AIRCRAFT
SUBLEASE FINANCING:    As more fully described in Section 5(a)(vi) of the
                       Financing Agreement, on ninety (90) days notice as
                       provided in Section 5(c), Mesaba may assign to NAI its
                       right to take delivery of any Group of Aircraft under
                       Sublease financing, if NWA fully guarantees NAI's
                       obligations and NAI assumes all of Mesaba's obligations,
                       *

REVERSE ASSIGNMENT
RIGHT: NAI shall have the one-time right under each Sublease of a New Aircraft or Option New Aircraft to assign such Sublease to Mesaba, if Mesaba assumes all of NAI's obligations. *

NEW AIRCRAFT
DEBT FINANCING:        As more fully described in Section 5(b)(iv), on ninety
                       (90) days notice (as provided in Section 5(c)), Mesaba may assign to NAI its right to take delivery of any Group subject to a debt financing described in Section 5(b), if NWA fully guarantees NAI's obligations and NAI assumes all of Mesaba's obligations.

340A SUBLEASE
FINANCING:             As more fully described in Section 5(a)(vii), Mesaba may
                       assign all of its 340A Aircraft Subleases and the right to acquire as yet undelivered 340A Aircraft to NWA in the event the Airline Services Agreement between Mesaba and NWA is not renewed before March 31, 1997, if NWA assumes all of Mesaba's obligations.



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                       TERMS APPLICABLE TO ALL FINANCINGS

*


SUBORDINATION:         As more fully described in Section 5(a)(iv) of the
                       Financing Agreement, any sublease from FLI to Mesaba, NA or NWA shall be subject and subordinate to any applicable
                       Head Lease.

MODIFICATIONS:         As more fully described in Section 5(a)(v), Mesaba will
                       cooperate with FLI in structuring a lease-in-lease-out transaction for New Aircraft or Option New Aircraft and in modifying the form of Sublease (Exhibit D to the Financing Agreement) for 340A Aircraft and Option 340A
                       Aircraft so the Sublease will not conflict with the Head
                       Lease in effect with respect to such Aircraft.

ADMINISTRATIVE
QUIET ENJOYMENT:       As provided in Section 4(b) of the form of Sublease
                       (Financing Agreement Exhibit D).

HEAD LEASE
PASSTHROUGH:           As described in Section 24 of the form of Sublease
                       (Exhibit D to the Financing Agreement), FLI will pass through to Mesaba*

*



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               CONDITIONS PRECEDENT AND EFFECT OF THIS TERM SHEET

DOCUMENTATION:         1. The Acquisition Agreement
                       2. Letter Agreements Nos. 1 through 4
                       3. The Financing Agreement
                       *

CONDITIONS
PRECEDENT:             None of the above-listed agreements shall be effective
                       unless and until (1) all such agreements have been signed
                       by each party thereto and delivered to all respective
                       counterparties, (2) SAAI shall have received the Advance
                       Payments * for the New Aircraft and the Option Fee * for
                       the Option New Aircraft, (3) FLI shall have received the
                       Advance Payments * for the 340A Aircraft and the Option
                       Fee * for the Option 340A Aircraft and (4) NWA shall have
                       approved the transactions contemplated by such final
                       documentation.  In the event that one or more of these
                       conditions precedent shall not have been either satisfied
                       or waived by the party to receive such signed document or
                       payment, then all payments shall be immediately
                       refundable to Mesaba.
EFFECT OF THIS
TERM SHEET:            By signing this Term Sheet, SAAI, FLI and Mesaba evidence
                       their agreement to negotiate, execute and deliver definitive documentation in substantially the form and substance of the 2/18/96 drafts of the above-listed documents no later than April 15, 1996; provided, however, that in the event of any conflict between the terms set forth in this Term Sheet and any such draft, the terms set forth in this Term Sheet shall prevail.

VALIDITY AND LAW:      This Term Sheet is to be governed in all respects by the
                       laws of the State of New York, including all matters of construction, validity and performance. It shall not be effective unless and until (1) it has been signed by and delivered to each other party, (2) SAAI shall have received * Advance Payments for the New Aircraft * the
                       Option Fee for the New Aircraft * , (3) FLI shall have received the Advance Payments * for the 340A Aircraft *
                       Option Fee for the Option 340A Aircraft, all on or before March 7, 1996. It shall be null and void if on or before March 7, 1996, (1) either FLI or SAAI notifies Mesaba in writing that the Board of Directors of Saab Aircraft AB has



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failed to approve the transactions contemplated hereby or (2) Mesaba notifies both SAAI and FLI that its Board of Directors has failed to approve the transactions contemplated hereby.

PUBLICITY:             All of the information and content of this Term Sheet
                       (specifically including, without limitation, Basic Rent provisions) shall remain confidential until all three parties agree otherwise. SAAI and FLI acknowledge the importance of confidentiality in light of the status of Mesaba's parent company, Mesaba Holdings, Inc., as a publicly-traded company. Mesaba recognizes the difficulty of such information remaining secret, and agrees to authorize a press release as soon as possible after its Board approval of the transaction is obtained.
                       Mesaba agrees to permit SAAI and FLI to review and comment in advance any proposed public disclosures involving information about the transactions contemplated by this Term Sheet and the Documents listed above.


Signed on March 7, 1996.

Mesaba Aviation,           Fairbrook Leasing,        Saab Aircraft of
Inc.                       Inc.                      America, Inc.


By: /s/ Bryan K. Bedford   By: /s/ Henrik Schroder   By: /s/ Mark D. Pugliese
    --------------------       -------------------       --------------------
Bryan K. Bedford           Henrik Schroder           Mark D. Pugliese
President and CEO          President and CEO         Executive Vice President
                                                     and General Counsel


                           By: /s/ Gena H. Laurent   By: /s/ Steven M. Wallace
                               -------------------       ---------------------
                           Gena H. Laurent           Steven M. Wallace
                           Assistant Vice            Vice President -
                           President                 Product Support

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                                                                         ANNEX 1

                       DETERMINATION OF DELIVERY SCHEDULE
                       FOR NEW AIRCRAFT AND 340A AIRCRAFT


The thirty (30) New Aircraft and twenty (20) 340A Aircraft shall be delivered commencing May 1996 and continuing through May 1998. Subject to the following constraints, SAAI shall determine the mix of New Aircraft and 340A Aircraft for each calendar quarter at least three (3) months in advance of each quarter:

1.  Two Aircraft will be delivered each month.

2.  No more than five (5) New Aircraft will be delivered in 1996.

3.  No New Aircraft will be delivered before September 1996.

4.  No New Aircraft will be delivered in any July.

5.  By the end of 1997, at least seventeen (17) New Aircraft will be delivered.

6. SAAI and Mesaba will cooperate with each other, particularly during the early part of the delivery cycle, in establishing delivery dates and accommodating each other's reasonable requests for flexibility.

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                                                                         ANNEX 2

                             SAAB 340A CONFIGURATION

Interior Panel Refurbishment
New Carpeting
Leather Seat Covers
New Exterior Paint
Interchangeability of Propellers
WEU to Mod. 5
EFIS Fan SB
ACT Inlet Connectors
Lucas Brushes for Generators
C-Check and Structural Inspections
Cold Weather Kit
Supplementary Heating
TCAS II
34 Passenger Seats
Forward Galley
Aft Lavatory